                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          CONCENTRA MANAGED CARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

          NOTICE OF 1998 ANNUAL MEETING
                 OF STOCKHOLDERS

                       AND

                 PROXY STATEMENT

                                                                 [CONCENTRA LOGO
                                                                    AND ADDRESS]

YOUR VOTE IS IMPORTANT

   TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY USE THE TOLL-FREE TELEPHONE NUMBER ON THE PROXY CARD TO VOTE YOUR SHARES.

   IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS FROM THE HOLDER OF RECORD THAT YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED. TELEPHONE VOTING WILL ALSO BE OFFERED TO STOCKHOLDERS OWNING STOCK THROUGH CERTAIN BANKS AND BROKERS.

                          CONCENTRA MANAGED CARE, INC.
                                312 UNION WHARF
                          BOSTON, MASSACHUSETTS 02109
              ----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              ----------------------------------------------------

TIME.................  10:00 a.m. E.S.T. Wednesday, May 13, 1998

PLACE................  1 Federal Street, 8th Floor
                       Boston, Massachusetts 02106

ITEMS OF BUSINESS....  To elect four Class I members of the Board of Directors, whose terms are described
                       herein

RECORD DATE..........  Holders of Common Stock of record at the close of business, March 16, 1998, are
                       entitled to vote at the Meeting.

ANNUAL REPORT........  The Annual Report of the Company for 1997,
                       which is not a part of the proxy
                       soliciting material, is enclosed.

PROXY VOTING.........  It is important that your Shares be
                       represented and voted at the Meeting.
                       Please use the TOLL-FREE TELEPHONE NUMBER
                       on the enclosed proxy card OR MARK, SIGN,
                       DATE AND PROMPTLY RETURN the enclosed
                       proxy card in the postage-paid envelope
                       furnished for that purpose. Any proxy may
                       be revoked in the manner described in the
                       accompanying Proxy Statement at any time
                       prior to its exercise at the Meeting.

                                           Richard A. Parr II
                                           EXECUTIVE VICE
                                           PRESIDENT,
                                           GENERAL COUNSEL AND
April 7, 1998                              CORPORATE SECRETARY

                               TABLE OF CONTENTS
----------------------------------------------------------------

                                                                               PAGE
PROXY STATEMENT...........................................................           1
  Proxies.................................................................           2
  Stockholders Entitled to Vote...........................................           2
  Required Vote...........................................................           2
  Cost of Proxy Solicitation..............................................           3
  Stockholder Account Maintenance.........................................           3
  Section 16(a) Beneficial Ownership Reporting Compliance.................           3
  Relationship with Independent Public Accountants........................           3

GOVERNANCE OF THE COMPANY.................................................           4
  Committees of the Board of Directors....................................           4
  Compensation of Directors...............................................           5
  Voting Agreement........................................................           5

ELECTION OF DIRECTORS.....................................................           5
  Nominees for Terms Expiring in 2001.....................................           7
  Directors Whose Terms Will Expire in 1999...............................           8
  Directors Whose Terms Will Expire in 2000...............................          10

EXECUTIVE OFFICERS OF THE COMPANY.........................................          12

EXECUTIVE COMPENSATION....................................................          14
  Summary Compensation Table..............................................          14
  Option and Restricted Stock Grants in 1997..............................          15
  Option Grants in Last Fiscal Year.......................................          15
  Long Term Incentive Plans--Awards in Last Fiscal Year...................          16
  Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End
    Option and Restricted Stock Values....................................          16
  Other Compensation Arrangements.........................................          17

COMPENSATION PLANS........................................................          18
  1997 Long-Term Incentive Plan...........................................          18
  Other Outstanding Options and Warrants..................................          22
  401(k) Plan.............................................................          23
  Employee Stock Purchase Plan............................................          23

OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION........          24
  Executive Compensation Philosophy.......................................          24
  Executive Compensation Components.......................................          24
  Compensation of Chief Executive Officer.................................          26
  Summary.................................................................          26

PERFORMANCE GRAPH.........................................................          27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............          28

CERTAIN TRANSACTIONS......................................................          30

STOCKHOLDER PROPOSALS.....................................................          31

OTHER MATTERS.............................................................          31

Concentra Managed Care, Inc.
Executive Offices
312 Union Wharf                                            [LOGO]
Boston, Massachusetts 02109

                                PROXY STATEMENT
----------------------------------------------------------

To Our Stockholders:

   These proxy materials are furnished in connection with the solicitation by the Board of Directors of Concentra Managed Care, Inc. ("Concentra" or the "Company"), a Delaware corporation, of proxies to be voted at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting" or "Meeting") and at any meeting following adjournment thereof.

   You are cordially invited to attend Concentra's Annual Meeting of Stockholders on Wednesday, May 13, 1998, beginning at 10:00 a.m. E.S.T. The Meeting will be held at 1 Federal Street, 8th Floor, Boston, Massachusetts 02106.

   The Company was formed by the mergers of CRA Managed Care, Inc. ("CRA") and OccuSystems, Inc. ("OccuSystems") which were completed August 29, 1997. The Company's 1997 fiscal year ended December 31, 1997. All references in this Proxy Statement to the year 1997 or fiscal 1997 refer to the twelve-month period from January 1, 1997 through December 31, 1997 for the Company and its predecessors.

   This Proxy Statement, 1997 Annual Report of the Company, and accompanying forms of proxy and voting instructions are being mailed to holders of the Company's common stock ("Common Stock" or "Stock") on April 7, 1998. The record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 16, 1998.

   The Board of Directors appreciates your interest in the Company. Regardless of whether you plan to attend the meeting, it is important that your shares be represented. Please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                  Sincerely,

                                  Donald J. Larson
                                  CHAIRMAN AND CHIEF EXECUTIVE
                                  OFFICER

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

PROXIES

   YOUR VOTE IS IMPORTANT. If the proxy is properly signed, returned to the Company, and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the proxy will be voted in favor of approval of all of the proposals to be considered at the Annual Meeting, and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in the discretion of the proxy holders on such other business as may properly come before the Annual Meeting.

   A person giving their enclosed proxy has the power to revoke it at any time before it is exercised. However, such revocation must be made in writing and received by the Secretary of the Company at its principal executive offices at 312 Union Wharf, Boston, Massachusetts 02109, at or before the time and date of the Annual Meeting. A stockholder may also attend the Annual Meeting and vote in person, in which event any prior proxy given by the stockholder will be automatically revoked.

STOCKHOLDERS ENTITLED TO VOTE

   Only stockholders of record at the close of business on March 16, 1998, are entitled to vote at the meeting or any adjournments thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company's principal executive offices at 312 Union Wharf, Boston, Massachusetts 02109. At the record date, 46,126,831 shares of the Company's common stock, par value $.01 per share ("Common Stock") were outstanding.

REQUIRED VOTE

   A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

   Each share of Common Stock entitles the owner to one vote. Abstentions and broker non-votes will be counted as present for purposes of determining

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

whether a quorum exists, but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

COST OF PROXY SOLICITATION

   The cost of soliciting proxies will be borne by the Company. Such solicitation will be made by mail and in addition may be made personally or by telephone by directors, officers, and employees of the Company, none of whom will receive additional compensation for these services. The Company has engaged the firm of Georgeson & Company Inc. ("Georgeson") to assist the Company in the distribution and solicitation of proxies. The Company has agreed to pay Georgeson a fee of $7,500 plus expenses for these services.

   Forms of proxies and proxy materials will also be distributed through brokers, custodians, and other like parties to the beneficial owners of Common Stock. The Company will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection with the distribution.

STOCKHOLDER ACCOUNT MAINTENANCE

   The Company's Transfer Agent is ChaseMellon Shareholder Services, LLC ("ChaseMellon"). All questions concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer Common Stock and similar issues can be handled by contacting ChaseMellon at Overpeck Center, 85 Challenger Road, Ridgefield Park, New Jersey 07660, or by calling the toll-free telephone number 1-800-635-9270.

   For other Company information, stockholders can visit
Concentra's Web site at
HTTP://WWW.CONCENTRAMC.COM.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file reports of holdings and transactions in Stock with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Based on Company records and other information, the Company believes that all applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 1997.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

   Upon recommendation of the Audit Committee of the Board of Directors, the Board has reappointed Arthur Andersen LLP ("Arthur Andersen") as the independent public accounting firm to audit the Company's financial

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

statements for the fiscal year beginning January 1, 1998 and ending December 31, 1998.

   Representatives of Arthur Andersen will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

                           GOVERNANCE OF THE COMPANY
----------------------------------------------------------

   Pursuant to the Delaware General Corporation Law, as implemented by the Company's Certificate of Incorporation and Bylaws, the business, property, and affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman and officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees.

   Since the Company's inception, the Board of Directors held a total of 2 meetings, including 2 regular meetings and no special meetings. Each director attended more than 75% of the aggregate of (i) the total number of meetings held by the Board of Directors, and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

   During 1997, the Board of Directors of the Company had two standing committees: an Audit Committee and an Option and Compensation Committee.

   The Audit Committee held no meetings during 1997. The Audit Committee held its first formal meeting in February 1998. The Audit Committee reviews the adequacy of the Company's system of internal controls and accounting practices. In addition, the Audit Committee reviews the scope of the annual audit of the Company's independent public accountants, Arthur Andersen, prior to its commencement, and reviews the types of services for which the Company retains Arthur Andersen.

   The Option and Compensation Committee held 2 meetings in 1997. The functions of the Option and Compensation Committee are to: (1) establish annual salary levels, approve fringe benefits, and administer any special compensation plans or programs for officers of the Company, (2) review and approve the salary administration program for the Company, and (3) administer the

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

Company's incentive and stock option plans.

   Paul B. Queally, Mitchell T. Rabkin, M.D., and Lois E. Silverman currently serve on the Audit Committee. George H. Conrades, Robert W. O'Leary, and Robert
A. Ortenzio currently serve on the Option and Compensation Committee.

COMPENSATION OF DIRECTORS

   Concentra pays each non-employee Director for his services as a director an annual fee of $15,000 in restricted stock (subject to pro-rata forfeiture in the event a director fails to attend at least 75% of board meetings in such year) and grants each non-employee Director options each year to acquire 5,000 shares of Concentra Common Stock. Each annual grant of options vests, and the restrictions with respect to each annual grant of restricted stock lapses, after one year. In addition, each of the Company's Directors receives reimbursement of all ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee of the Board of Directors. The Company does not otherwise compensate, and does not anticipate compensating, its Directors for their services as Directors.

VOTING AGREEMENT

   Pursuant to an agreement entered into between Lois E. Silverman and Donald J. Larson, Mr. Larson has agreed to vote his shares in favor of Ms. Silverman or her designee as a member of the Board for as long as Ms. Silverman, her family, and trusts established by her, hold at least 519,113 shares of Common Stock.

                             ELECTION OF DIRECTORS
----------------------------------------------------------

   The Board of Directors is divided into three classes and is presently comprised of nine members. The directors of each class are elected for three-year terms, with terms of the three classes staggered so that directors from a single class are elected at each annual meeting of stockholders.

   Paul B. Queally, Mitchell T. Rabkin, M.D., and Daniel J. Thomas are Class I directors whose terms of office expire at this Annual Meeting. George H. Conrades, Robert A. Ortenzio, and Lois E. Silverman, are Class II directors whose terms of office expire at the annual meeting of stockholders in 1999. John
K. Carlyle, Donald J. Larson, and Robert

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

W. O'Leary are Class III directors whose terms of office expire at the annual meeting of stockholders in 2000.

   The persons named in the enclosed proxy intend to vote such proxy FOR the election of each of the four nominees named below, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. If you are voting by telephone, you will be instructed how to withhold your vote from any or all of such nominees. Each nominee elected as a Director will continue in office until his successor has been duly elected and qualified, or, if earlier, until his death, resignation, or removal.

   The Board of Directors has proposed the following nominees for election at the Annual Meeting as Class I Directors of the Company with terms expiring 2001:

NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE YEAR 2001:

   HON. WILLIS D. GRADISON, JR.

   MITCHELL T. RABKIN, M.D.

   RICHARD D. REHM, M.D.

   DANIEL J. THOMAS

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF EACH OF THE NOMINEES NAMED ABOVE.

   The affirmative vote of a plurality of the shares of Common Stock cast at the 1998 Annual Meeting by the holders of Common Stock entitled to vote thereon is required to elect each of the four nominees. It is expected that the nominees will serve, if elected, but if for any unforeseen reason a nominee should decline or be unable to serve, the proxies will be voted to fill any such vacancy in accordance with the discretionary authority of the persons named in the proxies. The proxies cannot be voted for a greater number of persons than the number of named nominees.

   Beginning on page 7, certain information is set forth regarding the nominees named above and regarding other Directors whose terms of office will continue after the Annual Meeting. Information about the Stock ownership of the Directors can be found on page 28.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

        ----------------------------------------------------------------

                      NOMINEES FOR TERMS EXPIRING IN 2001
        ----------------------------------------------------------------

   [PICTURE]     HON. WILLIS D. GRADISON, JR. currently serves as
                 President of the Health Insurance Association of
                 America ("HIAA"), the trade group representing
                 the nation's commercial health insurance
                 companies, and has served in that capacity since
                 1993. Prior to assuming his current position
                 with HIAA, Mr. Gradison served in the United
                 States House of Representatives for 18 years
                 where, most recently, he was ranking Minority
                 Member of the House Budget Committee and the
                 Health Subcommittee of the House Ways and Means
                 Committee. Mr. Gradison also serves on the Board
                 of Directors of the Life and Health Insurance
                 Medical Research Fund and on the Board of
                 Governors of the National Hospice Foundation.
                 Age: 69.

----------------------------------------------------------------

   [PICTURE]     MITCHELL T. RABKIN, M.D. has served as a
                 Director of the Company since August 1997. He
                 served as a director of CRA from February 1995
                 until August 1997. From 1966 to September 1996,
                 Dr. Rabkin served as Chief Executive Officer of
                 Boston's Beth Israel Hospital. He currently
                 holds the rank of Professor of Medicine at
                 Harvard Medical School. Since October 1, 1996,
                 Dr. Rabkin has been Chief Executive Officer of
                 CareGroup, Inc., parent corporation of Beth
                 Israel Deaconess Medical Center. Dr. Rabkin is a
                 graduate of Harvard College and received his
                 M.D. from Harvard Medical School. Age: 67.

----------------------------------------------------------------

   [PICTURE]     RICHARD D. REHM, M.D. founded OccuSystems in
                 1990 and served as its Chairman of the Board
                 from 1991 through December 1996 and as a
                 director through August 1997. Dr. Rehm has
                 owned, operated, and developed occupational
                 healthcare centers since 1979. Age: 52.

----------------------------------------------------------------

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

----------------------------------------------------------------

   [PICTURE]     DANIEL J. THOMAS has served as a Director and
                 President and Chief Operating Officer of the
                 Company since January 1998. He served as
                 Executive Vice President and President of
                 Practice Management Services of the Company from
                 August 1997 until January 1998. He served as a
                 director of OccuSystems and its President and
                 Chief Operating Officer from January 1997 to
                 August 1997. From April 1993 through December
                 1996, Mr. Thomas served as OccuSystems'
                 Executive Vice President and Chief Operating
                 Officer. Prior to joining OccuSystems in 1993,
                 Mr. Thomas served as controller of Medical Care
                 International, Inc. from 1987 to 1990 and as its
                 Senior Vice President and Divisional Director
                 from 1990 to 1993. Mr. Thomas is a certified
                 public accountant. Age: 39.

----------------------------------------------------------------

        ----------------------------------------------------------------

                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999
        ----------------------------------------------------------------

   [PICTURE]     GEORGE H. CONRADES has served as a Director of
                 the Company since August 1997. He served as a
                 director of CRA from July 1994 until August
                 1997. Mr. Conrades has been President and Chief
                 Executive Officer of BBN Corporation, a provider
                 of internetworking services, products and
                 application solutions, since 1994 and has been
                 Chairman of the Board of BBN Corporation since
                 November 1995. From 1992 to 1994, Mr. Conrades
                 was a partner in Conrades/Reilly Associates, a
                 business consulting company. From 1961 to 1992,
                 Mr. Conrades held a number of management
                 positions with International Business Machines
                 Corp., most recently as Senior Vice President
                 for Corporate Marketing and Services. Mr.
                 Conrades is also a director of CBS Corporation
                 and Cubist Pharmaceuticals, Inc. Age: 59.

----------------------------------------------------------------

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

----------------------------------------------------------------

   [PICTURE]     ROBERT A. ORTENZIO has served as a Director of
                 the Company since August 1997. He served as
                 director of OccuSystems from May 1992 until
                 August 1997. Mr. Ortenzio currently serves as
                 the President of Select Medical Corporation, a
                 private healthcare company based in
                 Mechanicsburg, Pennsylvania, and has served in
                 such capacity since August 1996. From 1986 to
                 1996, Mr. Ortenzio was employed by Continental
                 Medical Systems, Inc., a nationwide provider of
                 rehabilitation services, from 1986 until 1988 as
                 its Senior Vice President, from 1988 until June
                 1995 as its President and Chief Operating
                 Officer and from July 1995 to August 1996 as its
                 President and Chief Executive Officer. Mr.
                 Ortenzio also served as the Executive Vice
                 President and a director of Horizon/ CMS
                 Healthcare Corporation from July 1995 to August
                 1996. Age: 40.

----------------------------------------------------------------

   [PICTURE]     LOIS E. SILVERMAN has served as a Director of
                 the Company since August 1997. She co-founded
                 CRA in 1978 and served as Chairman of the Board
                 of Directors of CRA from March 1994 until August
                 29, 1997 and as Chief Executive Officer of CRA
                 from 1988 to December 31, 1995. Prior to
                 founding CRA, Ms. Silverman held the position of
                 Northeast Regional Manager at IntraCorp., a
                 Division of Cigna Corporation. Ms. Silverman is
                 a director of Sun Healthcare Group, Inc., and
                 CareGroup, Inc., parent corporation of Beth
                 Israel Deaconess Medical Center, and serves as a
                 Trustee of Simmons College and Overseer of Tufts
                 Medical Schools. Age: 57.

----------------------------------------------------------------

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

        ----------------------------------------------------------------

                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000
        ----------------------------------------------------------------

   [PICTURE]     JOHN K. CARLYLE has served as a Director of the
                 Company since August 1997. Mr. Carlyle served as
                 Chairman of the Board of Directors of the
                 Company from August 1997 to January 1998. Mr.
                 Carlyle is currently President and CEO of
                 MAGELLA Healthcare Corporation, a private
                 physician practice management company devoted to
                 the area of neonatology and perinatology. Mr.
                 Carlyle served as OccuSystems' Chairman and
                 Chief Executive Officer from January 1997 until
                 August 1997. He joined OccuSystems in 1990 as
                 its President and served in that capacity until
                 December 1996. Mr. Carlyle served as the Chief
                 Executive Officer and a director of OccuSystems
                 from 1991 until August 1997. Mr. Carlyle has
                 served as a director of National Surgery
                 Centers, Inc., an owner and operator of free
                 standing, multi-specialty ambulatory surgery
                 centers, since 1991. He also serves as a
                 director of several private companies. Mr.
                 Carlyle is a certified public accountant. Age:
                 43.

----------------------------------------------------------------

   [PICTURE]     DONALD J. LARSON has served as a Director and
                 Chief Executive Officer of the Company since
                 August 1997 and as Chairman of the Board of
                 Directors since January 16, 1998. Mr. Larson
                 also served as President of the Company from
                 August 1997 until January 1998. Mr. Larson
                 co-founded CRA in 1978 and served as President
                 and Chief Executive Officer of CRA from January
                 1996 until August 1997 and as President and
                 Chief Operating Officer of CRA from 1988 until
                 August 1997. Age: 47.

----------------------------------------------------------------

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

----------------------------------------------------------------

   [PICTURE]     ROBERT W. O'LEARY has served as a Director of
                 the Company since August 1997. He served as a
                 director of OccuSystems from July 1995 until
                 August 1997. Since March 1995, Mr. O'Leary has
                 served as Chairman and Chief Executive Officer
                 of Premier, Inc., a national healthcare
                 alliance. From 1991 until 1995, Mr. O'Leary
                 served as Chairman and Chief Executive Officer
                 of American Medical International, Inc., a
                 healthcare facilities management company. From
                 1989 to 1991, Mr. O'Leary served as President
                 and Chief Executive Officer of Voluntary
                 Hospitals of America, a national hospital
                 alliance. Previously, Mr. O'Leary served as the
                 Chairman of i-STAT Corporation, a medical device
                 manufacturer. Mr. O'Leary also serves as a
                 director of Smiths Industries plc, a British
                 aerospace company. Age: 54.

----------------------------------------------------------------

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

                       EXECUTIVE OFFICERS OF THE COMPANY
----------------------------------------------------------

   Executive officers are generally elected annually by the Board of Directors to serve, subject to the discretion of the Board of Directors, until their respective successors are elected. Tabular information and a brief biography of each executive officer of the Company follow.

          NAME                 AGE                         POSITION
-------------------------      ---      -----------------------------------------------
Donald J. Larson                   47   Chairman and Chief Executive Officer
Daniel J. Thomas                   39   President and Chief Operating Officer, Director
James M. Greenwood                 36   Executive Vice President of Corporate
                                        Development
Richard A. Parr II                 39   Executive Vice President, General Counsel and
                                        Secretary
Joseph F. Pesce                    49   Executive Vice President, Chief Financial
                                        Officer and Treasurer
W. Tom Fogarty, M.D.               50   Senior Vice President and Chief Medical Officer
Kenneth Loffredo                   40   Senior Vice President of Marketing and Sales

   DONALD J. LARSON has served as a Director and Chief Executive Officer of the Company since August 1997 and as Chairman of the Board of Directors since January 16, 1998. Additional information regarding Mr. Larson appears on page 10.

   DANIEL J. THOMAS has served as a director and President and Chief Operating Officer of the Company since January 1998. Additional information regarding Mr. Thomas appears on page 8.

   JAMES M. GREENWOOD has served as Executive Vice President of Corporate Development since February 1998 and as Senior Vice President of Corporate Development of the Company from August 1997 to February 1998. He served as OccuSystems' Chief Financial Officer from 1993 when he joined OccuSystems as a Vice President until August 1997.
Mr. Greenwood served as a Senior Vice President of OccuSystems since May 1994. From 1988 until he joined OccuSystems in 1993,

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

Mr. Greenwood served in numerous positions with Bank One, Texas, N.A., and its predecessors, most recently as Senior Vice President and Manager of Mergers and Acquisitions. Mr. Greenwood is a certified public accountant.

   RICHARD A. PARR II has served as Executive Vice President, General Counsel and Secretary of the Company since August 1997. He served as OccuSystems' Executive Vice President, General Counsel and Secretary from August 1996 to August 1997. Prior to joining OccuSystems, Mr. Parr served as Vice President and Assistant Gen-eral Counsel of OrNda HealthCorp, a national hospital management company, from April 1993 through August 1996 and as Associate General Counsel of OrNda HealthCorp from September 1991 through March 1993.

   JOSEPH F. PESCE has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since August 1997. He served as Senior Vice President-Finance and Administration of CRA from August 1996 to August 1997 and as Chief Financial Officer and Treasurer of CRA from October 1994 to August 1997. Mr. Pesce served as Vice President-Finance and Administration of CRA from October 1994 to August 1996. From October 1981 to September 1994, Mr. Pesce held various financial positions with Computervision Corporation and its predecessor, Prime Computer, Inc., including Director of Corporate Planning and Analysis, Director of Leasing, Corporate Controller, Treasurer and, most recently, Vice President-Finance and Chief Financial Officer. Mr. Pesce is a certified public accountant.

   W. TOM FOGARTY, M.D. has served as Senior Vice President and Chief Medical Officer of the Company since August 1997. He served as OccuSystems' Senior Vice President and Chief Medical Officer from September 1995 to August 1997. From 1993 to September 1995, Dr. Fogarty served as Vice President and Medical Director of OccuSystems. From 1992 to 1993, he served as a Regional Medical Director of Occu-Systems and, from 1985 until 1992, as a medical director of one of OccuSystems' centers.

   KENNETH LOFFREDO has served as Senior Vice President of Marketing and Sales since August 1997. Mr. Loffredo served as Vice President of Sales of CRA from February 1995 to August 1997. From July 1993 to January 1995 he was CRA's Regional Sales Manager for the New England states. Mr. Loffredo joined CRA in July of 1981, and from 1981 to June 1993, he held positions of Case Manager, Account Manager and Regional Manager.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

                             EXECUTIVE COMPENSATION
----------------------------------------------------------

   The following table summarizes the compensation paid to the Company's Chief Executive Officer and to the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal year 1997 (the "Named Executive Officers") during
(a) fiscal year 1997 by the Company and its predecessors, CRA or OccuSystems, and (b) fiscal years 1996 and 1995 by the Company's predecessors.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                 ANNUAL COMPENSATION       COMPENSATION      ALL OTHER
                                               ------------------------  AWARDS- OPTIONS      COMPEN-
   NAME AND PRINCIPAL POSITION        YEAR     SALARY ($)    BONUS ($)        (1)(#)       SATION (2)($)
----------------------------------  ---------  -----------  -----------  ----------------  -------------
Donald J. Larson                         1997     320,204(3)     116,500       100,000            3,200(4)
CHAIRMAN AND CHIEF                       1996     250,000       161,000        178,600            3,000(4)
EXECUTIVE OFFICER                        1995     250,000        87,500         --                4,620(4)

John K. Carlyle                          1997     340,000(6)      85,000       100,000              306(7)
DIRECTOR (5)                             1996     301,666        85,000         --                  306(7)
                                         1995     233,333       100,000        160,000              318(7)

Daniel J. Thomas                         1997     260,000(8)      65,000       130,000              198(7)
PRESIDENT AND CHIEF                      1996     225,000        60,000         --                  198(7)
OPERATING OFFICER                        1995     193,333        75,000        100,000              214(7)

Joseph F. Pesce                          1997     245,096(9)      86,500       130,000           12,720(10)
EXECUTIVE VICE PRESIDENT, CHIEF          1996     235,000       108,100        160,740           17,955(10)
 Financial Officer and Treasurer         1995     225,000       134,375         17,324            3,825(10)

JOHN A. MCCARTHY, JR.                    1997     245,096(11)      86,500        80,000           7,952(12)
EXECUTIVE VICE PRESIDENT--               1996     203,692       108,100        160,740            9,767(12)
MANAGED CARE SERVICES                    1995     144,192        56,250         50,901            2,070(12)

FOOTNOTES

(1) For fiscal year 1997, represents Long-Term Awards of options and restricted stock. See the table "Long-Term Incentive Plans--Awards in Last Fiscal Year" on page 16. For previous years, represents awards of options only.

(2) Amount represents premiums paid by the Company for group term life insurance that is taxable compensation to the Named Executive Officers.

(3) Mr. Larson's salary at December 31, 1997 was $350,000.

(4) Represents amount received under the Company's 401(k) plan's matching provision.

(5) Mr. Carlyle served as Chairman of the Board of Directors until January 16, 1998.

(6) Mr. Carlyle is currently compensated as a director of the Company on the terms disclosed in "Governance of the Company--Compensation of Directors."

(7) Represents payment of insurance premium by the Company.

(8) Mr. Thomas' salary at December 31, 1997 was $260,000.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

(9)  Mr. Pesce's salary at December 31, 1997 was $260,000.

(10) Represents (i) a purchase discount on shares of the Company's Common Stock purchased pursuant to the Company's Employee Stock Purchase Plan of $9,520 for fiscal year 1997, $14,955 for fiscal year 1996 and $1,575 for fiscal year 1995 and (ii) an amount received under the Company's 401(k) plan's matching provision of $3,200 for fiscal year 1997, $3,000 for fiscal year 1996 and $2,250 for fiscal year 1995.

(11) Mr. McCarthy was an employee of the Company until January 22, 1998. At the time of his departure, his salary was $260,000.

(12) Represents (i) a purchase discount on shares of the Company's Common Stock purchased pursuant to the Company's Employee Stock Purchase Plan of $4,752 for fiscal year 1997, $6,767 for fiscal year 1996 and $586 for fiscal year 1995 and (ii) an amount received under the Company's 401(k) plan's matching provision of $3,200 for fiscal year 1997, $3,000 for fiscal year 1996 and $1,484 for fiscal year 1995.

OPTION AND RESTRICTED STOCK GRANTS IN 1997

   The following table sets forth certain information concerning grants by the Company and its predecessors of stock options and restricted stock to each of the Company's Named Executive Officers during 1997. In accordance with the rules of the Securities and Exchange Commission, the potential realizable values under such options are shown based on assumed rates of annual compound stock price appreciation of 5% and 10% over the full option term from the date the option was granted.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE VALUE
                            NUMBER OF                                                   AT ASSUMED ANNUAL RATES OF
                           SECURITIES        % OF TOTAL                                STOCK PRICE APPRECIATION FOR
                           UNDERLYING      OPTIONS GRANTED  EXERCISE OR                       OPTION TERM(2)
                         OPTIONS GRANTED   TO EMPLOYEES IN  BASE PRICE    EXPIRATION   ----------------------------
                             (#)(1)          FISCAL YEAR     ($/SHARE)       DATE         5% ($)         10% ($)
                        -----------------  ---------------  -----------  ------------  -------------  -------------
Donald J. Larson               --                --             --            --            --             --
John K. Carlyle                --                --             --            --            --             --
Daniel J. Thomas               50,000             1.96%      $   33.88     11/21/07    $   1,065,190  $   2,699,401
Joseph F. Pesce                50,000             1.96%      $   33.88     11/21/07    $   1,065,190  $   2,699,401
John A. McCarthy               --                --             --            --            --             --

FOOTNOTES

(1) The vesting of each option is cumulative and no vested portion will expire until the expiration of the option. These options vest over a four-year period beginning on the January 1 subsequent to the date of the grant, with 25% of the options vesting and becoming exercisable on each subsequent January 1. All options will vest immediately upon the occurrence of a change in control triggering event, which includes a consolidation or merger of the stock of the Company, or a sale of substantially all of the assets of the Company.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises will depend upon the future performance of the Common Stock.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                                                           AGGREGATE
                                                                                                           POTENTIAL
                                                                                                          REALIZABLE
                                                                                                           VALUE AT
                                                 NUMBER OF SECURITIES                                   ASSUMED ANNUAL
                                                                                                        RATES OF STOCK
                                                                                                             PRICE
                                                   UNDERLYING AWARDS                                     APPRECIATION
                               PERFORMANCE            GRANTED(#)            % OF TOTAL      EXERCISE      FOR OPTION
                               PERIOD UNTIL    -------------------------  OPTIONS GRANTED   PRICE OF        TERM(2)
                              MATURATION OR                  RESTRICTED   TO EMPLOYEES IN    OPTIONS    ---------------
                                PAYOUT(1)        OPTIONS       STOCK        FISCAL YEAR     ($/SHARE)        5%($)
                             ----------------  -----------  ------------  ---------------  -----------  ---------------
Donald J. Larson                1997-2004          70,000        30,000          3.91%      $   32.63   $     3,030,219
John K. Carlyle                 1997-2004          70,000        30,000          3.91%      $   23.13   $     2,117,610
Daniel J. Thomas                1997-2004          56,000        24,000          3.13%      $   23.13   $     1,693,987
Joseph F. Pesce                 1997-2004          56,000        24,000          3.13%      $   32.63   $     2,424,174
John A. McCarthy, Jr.           1997-2004          56,000        24,000          3.13%      $   32.63   $     2,424,174


                                 10%($)
                             ---------------
Donald J. Larson             $     6,178,034
John K. Carlyle              $     4,316,136
Daniel J. Thomas             $     3,452,910
Joseph F. Pesce              $     4,942,427
John A. McCarthy, Jr.        $     4,942,427

FOOTNOTES

(1) The awards listed in the table relate to the performance period beginning January 1, 1998 and ending December 31, 2005. The vesting of awards for each officer will be based on the level of attainment of an earnings per share growth objective.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises will depend upon the future performance of the Common Stock of the Company.

OPTION EXERCISES AND FISCAL YEAR END VALUES

   The following table provides information about option exercises by the Named Executive Officers during 1997 and the value realized by them (whether through the Company or one of its predecessors). The table also provides information about the number and value of options held by the Named Executive Officers at December 31, 1997.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
             AND FISCAL YEAR-END OPTION AND RESTRICTED STOCK VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                   OPTIONS                  IN-THE-MONEY OPTIONS
                             SHARES          VALUE        AT FISCAL YEAR END (#)(3)      AT FISCAL YEAR END ($)(2)
                           ACQUIRED ON     REALIZED     -----------------------------  ------------------------------
NAME                      EXERCISE (#)      ($)(1)/     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------  -------------  -------------  ------------  ---------------  -------------  ---------------
Donald J. Larson               --             --             35,720         242,880    $     235,395   $   2,032,529
John K. Carlyle               227,250    $   4,983,157       50,000         100,000    $     712,500   $   1,755,950
Daniel J. Thomas               --             --            287,500         117,500    $   6,856,250   $   1,404,760
Joseph F. Pesce                36,327          595,421       64,902         253,735    $     979,221   $   2,805,190
John A. McCarthy, Jr.          34,649          557,327       50,723         221,272    $     928,095   $   2,958,566

FOOTNOTES

(1) Market value of underlying securities based on the closing price of the Company's Common Stock on the Nasdaq National Market on the date of exercise, minus the exercise price.

(2) Market value of securities underlying in-the-money options based on the closing price of the Company's Common Stock on December 31, 1997 (the last trading day of the fiscal year) on the Nasdaq National Market of $33.75, minus the exercise price.

(3) Of the unexercisable shares, Mr. Carlyle will be vested in an additional 100,000 shares on or before June 30, 1998.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

OTHER COMPENSATION ARRANGEMENTS

EMPLOYMENT AGREEMENTS

   The Company has entered into employment agreements with Donald J. Larson, Daniel J. Thomas, James M. Greenwood, Richard A. Parr II, Joseph F. Pesce, and
W. Tom Fogarty, M.D. Each of the agreements provides for the payment of base salary amounts, bonuses at the discretion of the Company's Board of Directors, and participation in any employee benefit plan adopted by the Company for its employees. The term of each of the agreements is two years, subject to automatic renewal for additional terms of one year each. Each of the agreements entitles each such individual to receive severance payments if the Company terminates such individual's employment without cause or the individual terminates his employment for good reason. Such severance payments shall equal two years' base salary for Mr. Larson and one year's base salary for Messrs. Thomas, Greenwood, Parr, Pesce, and Fogarty.

INDEMNITY AGREEMENTS AND LIMITATIONS ON DIRECTORS' LIABILITY

   The Company has entered into indemnity agreements with each of its Directors and executive officers. Pursuant to these agreements, the Company will, to the extent permitted under applicable law, indemnify these persons against all expenses, judgments, fines, and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they are or were Directors or officers of the Company or that they assumed certain responsibilities at the direction of the Company.

   In addition, the Company's Certificate of Incorporation provides for certain limitations on Director liability. The Company's Certificate of Incorporation provides that no Director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in respect of certain unlawful dividend payments or stock redemptions or repurchases, or (iv) for any transaction from which the Director derived an improper personal benefit. The effect of these provisions is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a Director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

                               COMPENSATION PLANS
----------------------------------------------------------

1997 LONG-TERM INCENTIVE PLAN

GENERAL

   The Company may grant awards with respect to shares of Common Stock under the Company's 1997 Long-Term Incentive Plan (the "Incentive Plan") to officers, directors, employees and certain consultants and advisors. The awards under the Incentive Plan include (i) incentive stock options qualified as such under U.S. Federal income tax laws, (ii) stock options that do not qualify as incentive stock options, (iii) stock appreciation rights ("SARs"), (iv) restricted stock awards, and (v) performance units.

   The number of shares of Common Stock that may be subject to outstanding awards under the Incentive Plan at any one time is equal to ten percent of the total number of outstanding shares of Common Stock (treating as outstanding all shares of Common Stock issuable within 60 days upon exercise of stock options or conversion or exchange of outstanding, publicly-traded convertible or exchangeable securities of the Company) minus the total number of shares of Common Stock subject to outstanding awards under the Incentive Plan and any stock-based plan for employees or directors of the Company adopted after the adoption of the Incentive Plan. The number of shares authorized under the Incentive Plan and the number of shares subject to an award under the Incentive Plan will be adjusted for stock splits, stock dividends, recapitalizations, mergers and other changes affecting the capital stock of the Company.

   The Board of Directors or any committee designated by it may administer the Incentive Plan (the "Committee"). The Option and Compensation Committee of the Board of Directors is currently designated as the Committee to administer the Incentive Plan. The Committee has broad discretion to administer the Incentive Plan, interpret its provisions, and adopt policies for implementing the Incentive Plan. This discretion includes the ability to select the recipient of an award, determine the type and amount of each award, establish the terms of each award, accelerate vesting or exercisability of an award, extend the exercise period for an award, determine whether performance conditions have been satisfied, waive conditions and provisions of an award, permit the transfer of an award to family trusts and other persons, and otherwise modify or amend any award under the Incentive Plan. Nevertheless, no awards for more than 250,000 shares or more than $2.5 million in cash may be granted to any one employee in a calendar year.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

AWARDS

   The Committee determines the exercise price of each option granted under the Incentive Plan. The exercise price for an incentive stock option must not be less than the fair market value of the Common Stock on the date of grant, and the exercise price of non-qualified stock options must not be less than 85% of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as the Committee determines, but not later than ten years from the date of grant in the case of incentive stock options. At the discretion of the Committee, holders may use shares of stock to pay the exercise price, including shares issuable upon exercise of the option. Under the Incentive Plan, each non-employee Director who is a director of the Company as of both the day immediately preceding the annual meeting of stockholders and the day immediately following that annual meeting shall automatically be granted a Nonstatutory Option for the purchase of 5,000 shares of Common Stock and a Restricted Stock Award having a fair market value of $15,000 effective on the date of the first meeting of the Board of Directors following that annual meeting, whether or not that director is in attendance at that Board meeting.

   An SAR may be awarded in connection with or separate from a stock option. An SAR is the right to receive an amount in cash or stock equal to the excess of the fair market value of a share of the Common Stock on the date of exercise over the exercise price specified in the agreement governing the SAR (for SARs not granted in connection with a stock option) or the exercise price of the related stock option (for SARs granted in connection with a stock option). An SAR granted in connection with a stock option will require the holder, upon exercise, to surrender the related stock option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered stock option or portion will then cease to be exercisable. Such an SAR is exercisable or transferable only to the extent that the related stock option is exercisable or transferable. An SAR granted independently of a stock option will be exercisable as the Committee determines. The Committee may limit the amount payable upon exercise of any SAR. SARs may be paid in cash or stock, as the Committee provides in the agreement governing the SAR.

   A restricted stock award is a grant of shares of Common Stock that are nontransferable or subject to risk of forfeiture until specific conditions are met. The restrictions will lapse in accordance with a schedule or other conditions as the Committee determines. During the restriction period, the holder of a restricted stock award may, in the Committee's discretion, have certain

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

rights as a stockholder, including the right to vote the stock subject to the award or receive dividends on that stock. Restricted stock may also be issued upon exercise or settlement of options, SARs or performance units.

   Performance units are performance-based awards payable in cash, stock or a combination of both. The Committee may select any performance measure or combination of measures as conditions for cash payments or stock issuances under the Incentive Plan, except that performance measures for executive officers must be objective measures chosen from among the following choices: (a) total stockholder return (Common Stock appreciation plus dividends); (b) net income;
(c) earnings per share; (d) cash flow per share; (e) return on equity; (f) return on assets, (g) revenues; (h) costs; (i) costs as a percentage of revenues; (j) increase in the market price of Common Stock or other securities;
(k) the performance of the Company in any of the items mentioned in clause (a) through (j) in comparison to the average performance of the companies included in the Nasdaq Health Services Stocks Index; or (1) the performance of the Company in any of the items mentioned in clause (a) through (j) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the performance period. The Committee may choose different performance measures if the stockholders so approve, if tax laws or regulations change so as not to require stockholder approval of different measures in order to deduct the compensation related to the award for federal income tax purposes, or if the Committee determines that it is in the Company's best interest to grant awards not satisfying the requirements of
Section 162(m) of the Internal Revenue Code or any successor law.

OTHER PROVISIONS

   At the Committee's discretion and subject to conditions that the Committee may impose, a participant's tax withholding with respect to an award may be satisfied by the withholding of shares of Concentra Common Stock issuable pursuant to the award or the delivery of previously owned shares of Concentra Common Stock, in either case based on the fair market value of the shares.

   The Committee has discretion to determine whether an award under the Incentive Plan will have change-of-control features. The Committee also has discretion to vary the change of control features as its deems appropriate. The following describes the change of control features that the Company generally expects may apply to additional awards, if any such feature applies. An award agreement under the Incentive Plan may provide that, upon a change of control of the Company with respect to Awards

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

held by Participants who are employees or directors at the occurrence of the change of control, (1) all outstanding SARs and options will become immediately and fully vested and exercisable in full, (2) the restriction period on any restricted stock award will be accelerated and the restrictions will expire, and
(3) the target payout opportunity attainable under the performance units will be deemed to have been fully earned for all performance periods as of the effective date of the change in control and the holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the change of control) in cash within thirty days following the change of control or in stock effective as of the change of control, for cash and stock-based performance units, respectively. The award may also provide that it will remain exercisable for its original term whether or not employment is terminated at or following a change in control. In general, a change in control of the Company occurs in any of four situations:
(1) a person other than the Company or certain affiliated companies or benefit plans becomes the beneficial owner of 20% or more of the voting power of the Company's outstanding voting securities (except acquisitions from the Company or in a transaction meeting the requirements of the parenthetical exception in clause (3) below); (2) a majority of the Board of Directors is not comprised of the members of the Board immediately following August 29, 1997 and persons whose elections as directors were approved by those directors or their approved successors; (3) the Company merges or consolidates with another corporation or entity (whether Concentra or the other entity is the survivor), or the Company and the holders of the voting securities of such other corporation or entity (or the stockholders of Concentra and such other corporation or entity) participate in a securities exchange (other than a merger, consolidation or securities exchange in which the Company's voting securities are converted into or continue to represent securities having the majority of voting power in the surviving company, in which no person other than that surviving company owns 20% or more of the outstanding shares of common stock or voting shares of the surviving corporation, and in which at least a majority of the board of directors of the surviving corporation were members of the incumbent board of Concentra); or (4) Concentra liquidates or sells all or substantially all of its assets, except sales to an entity having substantially the same ownership as Concentra.

   If a restructure of Concentra occurs that does not constitute a change in control of Concentra, the Committee may (but need not) cause Concentra to take any one or more of the following ac-

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

tions: (1) accelerate in whole or in part the time of vesting and exercisability of any outstanding stock options and stock appreciation rights in order to permit those stock options and SARs to be exercisable before, upon or after the completion of the restructure; (2) grant each optionholder corresponding cash or stock SARS; (3) accelerate in whole or in part the expiration of some or all of the restrictions on any restricted stock award; (4) treat the outstanding performance units as having fully or partially met their targets and pay, in full or in part, the targeted payout; (5) if the restructure involves a transaction in which Concentra is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding awards under the Incentive Plan upon such terms and provisions as the Committee deems desirable; or (6) redeem in whole or in part any one or more of the outstanding awards (whether or not then exercisable) in consideration of a cash payment, adjusted for withholding obligations. A restructure generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation, or otherwise) in one transaction or a series of transactions.

   Without stockholder approval, the Board of Directors may not amend the Incentive Plan to increase materially the aggregate number of shares of Common Stock that may be issued under the Incentive Plan (except for adjustments pursuant to the terms of the Incentive Plan). Otherwise, the Concentra Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Incentive Plan in whole or in part and in any way, subject to requirements that may exist in stock exchange rules or in securities, tax and other laws from time to time. No award may be issued under the Incentive Plan after August 29, 2007.

OTHER OUTSTANDING OPTIONS AND WARRANTS

   In addition to the options and awards granted under the Incentive Plan and warrants to purchase 350,000 shares of Common Stock for $7.00 per Warrant granted to Creditanstalt-Bankverein (of which 200,000 were unexercised as of March 31, 1998), the Company has issued or assumed from its predecessors or acquired companies options or warrants to purchase an aggregate of 3,570,598 shares of Common Stock pursuant to separate agreements between the Company and the holders thereof. The 3,770,598 options and warrants that are currently outstanding have an average exercise price of $15.00 per share, and are subject to various vesting provisions. As of March 31, 1998, 1,852,676 of such options and warrants were vested and outstanding and the remaining

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

1,917,922 options are scheduled to vest by January 1, 2004.

   Unexercised options and warrants, and the exercise price thereof, are subject to adjustment if the Company issues Common Stock for a consideration per share less than the exercise price or if there is a subdivision or consolidation of the Company's Common Stock, the payment of a stock dividend or other increase or decrease in the number of shares of Common Stock outstanding, and the Company does not receive compensation therefor. In addition, the number (and type) of securities subject to an option or warrant are subject to adjustment if the Company is party to a merger or consolidation.

401(K) PLAN

   The Company has two defined contribution retirement plans which comply with
Section 401(k) of the Internal Revenue Code.

   Substantially all employees of the managed care division of the Company, including certain officers and Directors of the Company, who have completed three months of service are eligible to participate in the 401(k) plan formerly maintained by CRA (the "Managed Care Division Plan"). Employees may contribute amounts up to a maximum of 15% of the employee's compensation. Under the Managed Care Division Plan, the Company has the option of matching up to 50% of participants' pretax contributions up to a maximum of 6% of compensation. For fiscal year 1997, the Company elected to match 50% of up to 4% of compensation.

   Substantially all employees of the health services division of the Company, including certain officers and Directors of the Company, who have completed three months of service are eligible to participate in the 401(k) plan formerly maintained by OccuSystems (the "Health Services Division Plan"). Employees may contribute amounts up to a maximum of 15% of the employee's compensation. Under the Health Services Division Plan, the Company has the option of matching participants' pretax contributions in stock or in cash. The Company has not made any matching contributions to the Health Services Plan.

EMPLOYEE STOCK PURCHASE PLAN

   The Company has an Employee Stock Purchase Plan that permits substantially all employees to acquire the Company's Common Stock at the end of each specified period at a purchase price of 85% of the lower of the fair market value at the beginning or the end of the participation period. Periods are semi-annual and begin on January 1 and July 1 of each year. Employees may designate up to 15% of their base compensation for the purchase of Common Stock. The Option and Compensation Committee administers the Employee Stock Purchase Plan.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

       OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
----------------------------------------------------------

EXECUTIVE COMPENSATION PHILOSOPHY

   The Option and Compensation Committee of the Board of Directors is composed entirely of outside directors. The Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. The Company's executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

EXECUTIVE COMPENSATION COMPONENTS

   The key components of the Company's compensation program are base salary, an annual incentive award and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of stockholders. The Option and Compensation Committee reviews each component of executive compensation on an annual basis.

BASE SALARY

   Base salaries for executive officers are set at levels believed by the Option and Compensation Committee to be sufficient to attract and retain qualified executive officers. Base pay increases are provided to executive officers based on an evaluation of each executive's performance, as well as the performance of the Company as a whole. While the Committee does not establish a specific formula or target to determine base salaries, the Committee considers the financial performance of the Company as compared to service industry companies with similar earnings.

   In this regard, the Committee primarily considers earnings growth and to a lesser degree asset growth. The Committee also considers the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership.

   The Committee does not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended; however, this Committee may in the future decide to authorize compensation in excess of the limits of Section 162(m) if it

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

determines that such compensation is in the best interests of the Company.

ANNUAL BONUS

   The Option and Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company earnings criteria. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer's compensation at risk. Consequently, at the beginning of each year, the Option and Compensation Committee establishes potential bonuses for executive officers based on the Company's achievement of certain earnings per share criteria. The Option and Compensation Committee established annual bonuses for 1997 varying from 25% to 33% of base salaries, based upon the successful completion of the CRA/OccuSystems merger transaction and the Company's achievement of predetermined earnings per share criteria and including a discretionary component. The Committee established the potential bonuses and earnings per share criteria based on the Committee's judgment as to desirable financial results for the Company and the appropriate percentage of compensation which should be based on the attainment of such results. The bonus awards are included in the Summary Compensation Table under "Executive Compensation."

STOCK OPTIONS AND OTHER EQUITY PARTICIPATION

   The Option and Compensation Committee believes that equity participation is a key compo-nent of its executive compensation program. Stock options and other equity participation are granted to executive officers primarily based on the officer's actual and potential contribution to the Company's growth and profitability and the practices of service industry companies with similar earnings. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options also provide an effective incentive for management to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a number of years.

   Options to purchase the Company's Common Stock, and awards of shares of restricted stock coupled with other option awards (the "Long-Term Awards"), were granted to certain of the Company's Named Executive Officers in 1997 and are reflected in the information provided under "Compensation of Executive Officers." The options vest cumulatively in four annual installments of 25% and expire ten years from the date of grant. With respect to the Long-Term Awards, the restrictions on the shares of restricted stock lapse and the options vest over a period of five to seven years upon the achievement of certain Company performance goals. The Committee granted options and Long-Term Awards based on its judgment that the amount was appropriate and desirable considering the executive officer's potential contribution to the Company, as well as the number of options and Long-Term Awards granted in previous years. The assessment of potential contribution was based on the Committee's subjective evaluation of such executive officer's ability, skills, efforts, and leadership.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

   Consistent with the executive compensation policy and components described above, the Option and Compensation Committee determined the salary, bonus and stock options received by Donald J. Larson, Chairman and Chief Executive Officer of the Company, for services rendered in 1997. Mr. Larson received a base salary of $320,204 for 1997. The Committee did not establish a specific target or formula to determine Mr. Larson's salary. Mr. Larson earned a $116,500 bonus under the 1997 Program adopted by the Option and Compensation Committee. Mr. Larson also received a Long-Term Award comprised of options to purchase 70,000 shares of the Company's Common Stock and a restricted stock award with respect to 30,000 shares of Common Stock. The Committee determined the salary and bonus granted to Mr. Larson based on its judgment that the amounts were appropriate and desirable in light of his actual and potential contribution to the Company. The assessment of actual and potential contribution was based on the Committee's subjective evaluation of Mr. Larson's abilities, skills, efforts, and leadership.

SUMMARY

   The Option and Compensation Committee believes that the executive compensation policies and programs described in this Report serve the interests of the stockholders and the Company. Pay delivered to executives is intended to be linked to, and to be commensurate with, Company performance and stockholder expectations. We will continue to monitor the effectiveness and appropriateness of each of the compensation components to reflect changes in the business environment.

                                The Option and Compensation
                                Committee

                                Robert W. O'Leary, Chairman
                                George H. Conrades
                                Robert A. Ortenzio

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

                               PERFORMANCE GRAPH
----------------------------------------------------------

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock of the Company and its direct predecessor, OccuSystems, with the cumulative total return of The Nasdaq Stock Market (U.S. Companies) Index and an index of peer Nasdaq Health Services companies selected by the Company for the period beginning May 8, 1995, the date of the initial public offering of OccuSystems, and ending December 31, 1997. The comparison assumes $100 was invested on May 8, 1995, in the Common Stock of OccuSystems and in each of the foregoing indices and assumes reinvestment of dividends. For purposes of the peer group index, the returns of the component issuers were weighted according to each issuer's stock market capitalization.

                          CONCENTRA MANAGED CARE, INC.
----------------------------------------------------------

                                          5/8/95*     12/31/95     12/31/96     12/31/97
                                        -----------  -----------  -----------  -----------
Concentra Managed Care, Inc.             $  100       $  143       $  167       $  209
Nasdaq Stock Market (U.S. Companies)     $  100       $  126       $  155       $  190
Nasdaq Health Services Stocks            $  100       $  137       $  137       $  140

*Initial public offering of OccuSystems, Inc. completed May 8, 1995.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
----------------------------------------------------------

   The following table sets forth certain information regarding the amount and nature of the beneficial ownership of the Common Stock as of March 31, 1998, by
(i) each person known by the Company to own beneficially more than 5% of any class of the Company's outstanding voting securities, (ii) each of the Company's directors, (iii) each officer of the Company named in the Summary Compensation Table under the heading "Compensation of Executive Officers," and (iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each person or entity named below has sole voting and investment power with respect to all shares shown as beneficially owned by such person or entity, subject to community property laws where applicable and the information set forth in the footnotes to the table below.

                                                           SHARES
                                                        BENEFICIALLY   PERCENT OF
NAME                                                      OWNED(1)        CLASS
------------------------------------------------------  ------------  -------------
Putnam Investments, Inc. (2)..........................     5,336,135        11.6%
  One Post Office Square
  Boston, MA 02109
Donald J. Larson (3)..................................     1,707,609         3.7%
John K. Carlyle (4)...................................       150,000        *
Daniel J. Thomas (5)..................................       287,867        *
Joseph F. Pesce (6)...................................        70,073        *
John A. McCarthy, Jr. (7).............................        50,723        *
George H. Conrades (8)................................        41,971        *
Robert W. O'Leary (9).................................        10,000        *
Robert W. Ortenzio (10)...............................        25,469        *
Paul B. Queally.......................................         3,034        *
Mitchell T. Rabkin (11)...............................        42,328        *
Lois E. Silverman.....................................       640,543         1.4%
All directors and executive officers as a group (14
  persons)............................................     3,182,394         6.9%

------------------------
 *  Less than 1%
(1) A person is considered to beneficially own any shares (a) over which such person exercises sole or shared voting or investment power, or (b) of which such person has the right to acquire beneficial owner-

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

    ship at any time within 60 days of March 31, 1998 (i.e. through the conversion of securities or the exercise of stock options). Shares of Common Stock which a person has the right to acquire within 60 days of March 31, 1998 are deemed to be outstanding for the purposes of computing the percentage ownership of the person holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown on the table. Unless otherwise indicated, voting and investment power relating to the above shares is exercised solely by the beneficial owner or shared by such owner and such owner's spouse or children.
(2) Includes 4,942,987 shares held of record by Putnam Investment Management, Inc. and 393,148 shares held of record by Putnam Advisory Company, Inc., each of which are subsidiaries of Putnam Investments, Inc.
(3) Includes 33,488 shares held of record by trusts created for the benefit of Mr. Larson's children and 35,720 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(4) Consists of 150,000 shares that may be acquired within 60 days pursuant to stock options and restricted stock awarded under incentive compensation plans.
(5) Includes 287,500 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(6) Includes 64,902 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(7) Consists of 50,723 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(8) Consists of 41,971 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(9) Consists of 10,000 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(10) Includes 11,250 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.
(11) Includes 41,971 shares that may be acquired within 60 days pursuant to stock options awarded under incentive compensation plans.

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

                              CERTAIN TRANSACTIONS
----------------------------------------------------------

   Lois E. Silverman, a Director of the Company, and Donald J. Larson, Chairman of the Board of Directors and Chief Executive Officer, are the trustees and beneficiaries of Colonial Realty Trust, which leases thirteen offices to the Company for an annual aggregate consideration of $726,000. The Company believes that the rental rates paid to Colonial Realty Trust are fair market rental rates.
   The Company is party to a Registration Rights Agreement with Comprehensive Rehabilitation Associates Inc., J.H. Whitney & Co., Whitney 1990 Equity Fund, L.P., Whitney Subordinated Debt Fund, L.P., First Union Corporation, Ms. Silverman and Mr. Larson, which was entered into on March 8, 1994. Pursuant to the Registration Rights Agreement, the holders of at least 25% of the shares of Common Stock of the Company subject to the Agreement (excluding Ms. Silverman and Mr. Larson) may require the Company to effect the registration of the shares of Common Stock of the Company held by such parties for sale to the public on three occasions, subject to certain conditions and limitations. In addition, under the terms of the Registration Rights Agreement, if the Company proposes to register any of its securities under the Securities Act of 1933, whether for its own account or otherwise, the parties to the Registration Rights Agreement (including Ms. Silverman and Mr. Larson) are entitled to receive notice of such registration and to include their shares therein, subject to certain conditions and limitations. The Company has agreed to pay fees, costs and expenses of any registration effected on behalf of the parties to the Registration Rights Agreement (other than underwriting discounts and commissions).
   W. Tom Fogarty, M.D., an executive officer of the Company, is the President, a director and a member of Occupational Health Centers of the Southwest, P.A. ("OHCSW"), and several other professional associations which provide services at Company facilities (the "Professional Associations"). The Company has entered into a 40 year management agreement with each of the Professional Associations. OHCSW paid approximately $103,990,000 in management fees to the Company in 1997 under its management agreement.
   The Company has entered into employment agreements with Mr. Larson, Daniel J. Thomas, James M. Greenwood, Richard A. Parr II, Joseph F. Pesce, and W. Tom Fogarty, M.D. See "Executive Compensation--Other
Com-

 CONCENTRA MANAGED CARE, INC. NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

pensation Arrangements" for a discussion of the terms of these agreements.

                             STOCKHOLDER PROPOSALS
----------------------------------------------------------

   Any stockholder proposal intended to be presented at the next Annual Meeting must be received by the Company by December 1, 1998, in order to be considered for inclusion in the Company's proxy material for such meeting.

                                 OTHER MATTERS
----------------------------------------------------------

   As of the date of this Proxy Statement, the Company does not intend to bring any other matters before the Annual Meeting requiring action of the stockholders, not does it have any information that other matters will be brought before the meeting. However, if any other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment in the interest of the Company.

                                By Order of the Board of
                                Directors,

                                Richard A. Parr II
                                Secretary

Boston, Massachusetts
April 7, 1998

                                  P R O X Y


                           CONCENTRA MANAGED CARE, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 13, 1998

The undersigned hereby appoints Donald J. Larson, Joseph F. Pesce and Richard
A. Parr II or any of them, with full power of substitution of each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all Common Stock of the undersigned of Concentra Managed Care, Inc. at the Annual Meeting of Stockholders to be held at 1 Federal Street, 8th Floor, Boston, Massachusetts 02106, on Wednesday, May 13, 1998 at 10:00 a.m. E.S.T. and at any adjournments thereof, as specified on the reverse side of this card.



               (PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY)

/X/  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR CLASS I DIRECTORS.

------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
------------------------------------------------------------------------------

1. ELECTION OF CLASS I DIRECTORS:
     NOMINEES:
       HON. WILLIS D. GRADISON                    FOR NOMINEES
       MITCHELL T. RABKIN, M.D.                LISTED ON THE LEFT     WITHHOLD
       RICHARD D. REHM, M.D.                           / /               / /
       DANIEL J. THOMAS

______________________________________________
FOR ALL LISTED NOMINEES EXCEPT AS NOTED ABOVE

2. DISCRETIONARY PROXY. IN THEIR DISCRETION, THE PROXIES (AND IF THE UNDERSIGNED IS A PROXY, ANY SUBSTITUTE PROXIES) ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY BE PROPOSED TO COME BEFORE THE MEETING.


DATE: ________________________________________________________________, 1998

____________________________________________________________________________

____________________________________________________________________________
SIGNATURE(S)

IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON.
WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHAREHOLDERS SHOULD SIGN ABOVE. IF YOU ARE ACTING AS ATTORNEY-IN-FACT, CORPORATE OFFICER OR IN A FIDUCIARY CAPACITY, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.